                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Semi-Annual Report covers the six-month period ended March 31, 2000. Your Fund's net asset value (NAV) closed at $10.61. Income dividends of $0.17 and $0.18 were paid on October 7, 1999, and December 29, 1999, to holders of record on September 30 and December 21, 1999, respectively. The December payment also included a $0.09 capital gains distribution of which $0.055 was long-term in nature.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


                                 AVERAGE ANNUAL TOTAL RETURN
                                PERIODS ENDED MARCH 31, 2000
                               ------------------------------
                                1 YEAR    5 YEARS   10 YEARS
                               --------  --------- ----------
FPA New Income, Inc.
  (NAV).....................     5.13%*    7.17%*    8.95%*
FPA New Income, Inc.
  (Net of Sales Charge).....     0.40%++   6.19%++   8.45%++
Lipper Corporate Debt Fund
  "A" Rated Average.........     0.36%     6.30%     7.67%
Lehman Brothers Government/
  Corporate Bond Index......     1.70%     7.13%     8.07%

     The Fund's total rate of return for the six months was 2.73%* versus 1.63% and 2.27% for the Lipper Average and the Lehman Brothers Index, respectively. For the calendar year ended December 31, 1999, total returns were: FPA New Income, Inc., 3.39%*; Lipper Average, -2.61%; and the Lehman Index, -2.15%.

COMMENTARY

     Your Fund continues to provide superior relative performance, when compared to both the Lehman Index and the Lipper Average, for measurement periods ranging from six months to ten years. This is a direct result of your Fund taking a defensive portfolio posture during 1998 and 1999. In the short run, this led to a period of substandard performance but, as you can see, when you do not lose money, you can recoup this underperformance very quickly. We are proud of the fact that your Fund is the only bond or stock fund that has not had a calendar year of negative performance in twenty-five years. This was difficult to accomplish during the last five years, since the only two negative total return years for bonds in the last sixty years occurred during 1994 and 1999. Our basic philosophy of "winning by not losing" rewarded us again in 1999.

     As interest rates rose and investor pessimism grew, we began a process of gradually lengthening the average maturity and average modified duration of the portfolio. The Fund's modified duration increased to 4.55 years at March 31, 2000, from 3.73 years at September 30, 1999, and 2.89 years at March 31, 1999. High-quality bond and Treasury yields rose to their highest levels in three years in January and February. In response to these trends, we increased our exposure to mortgage securities via mortgage Z bonds while eliminating our mortgage IO position. IO securities generally increase in value as interest rates rise. In bond parlance, they have negative duration and convexity. Valuations for these securities rose dramatically and were a material contributor to your Fund's positive performance in 1999. As they rose in value, we decided that the risk versus return tradeoff had reached a level that was unacceptable. In their place, we added mortgage Z bonds. These are very long duration securities, which means that they are highly sensitive to changes in interest-rate levels. The Z bonds were added at yields ranging from 8.15% to 8.30%. We believe that these yield levels provide an attractive yield premium over potential inflation. Should rates decline, they will generate an attractive total rate of return. They now account for 10% of the Fund's portfolio. We also made some minor adjustments to our convertible and high-yield holdings.

     As a result of the above changes, the portfolio retains its high-quality mix orientation, with an average AA2 Moody's credit rating. As of March 31, Government/Agency securities totaled 72% of net assets. Securities rated less than AA equaled 24%. Convertible and high-yield securities, included in the less than AA category, total 19%. Short-term liquidity totals 4%. We continue to maintain 42% of total assets in Treasury Inflation Protection Securities (TIPS).

     We remain invested in TIPS because we believe they provide an attractive combination of yield and

---------------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the maximum sales charge of 4.50% of the offering price reduced principal volatility. The BANK CREDIT ANALYST publication recently commented that ten-year TIPS provide a higher return with less volatility than a two-year Treasury security. A TIPS' yield-to-maturity is enhanced by the inflation increment it will earn, as measured by the Consumer Price Index (CPI). The CPI is now running at 3.1%, the fastest in three years. This means our TIPS are yielding in excess of 7%--4% from the base yield-to-maturity and the 3.1% inflation increment. We believe CPI will rise even higher to approximately 3.5% later this year. At that point, the debate will center on how fast it will decline. We expect it to remain in the 3% range for the next year as inflation pressures mount in the economy.

     Despite the government's data indicating that there is little wage inflation, we believe that it is accelerating. The temporary-help services firm Manpower Inc. has among the best databases on employee compensation levels. Their employee work contracts have shown considerably faster growth rates in employment costs during the past year than the government's data. Corporate profit margins have been falling since 1997, and now they face growing cost-push pressures from healthcare, employment contract settlements, and rising raw material costs. We are beginning to see corporations regain some of their pricing power, as they attempt to offset some of these cost pressures. Since 1997, U.S. commodity costs and other import costs have been held down by the effects of the Asian crisis. The Asian deflation is now history since most of these countries are recovering from this difficult period. Import costs for the U.S. are now rising as it faces intensified competition from recovering foreign economies. During the next year, we believe we will hear more on these topics. We are not expecting huge inflation increases, but we do believe that the general consensus is still too optimistic.

     Since February, the Treasury bond market has staged an impressive rally. This rally is the direct result of the announcement that the U.S. Treasury will begin repurchasing outstanding Treasury debt because of its growing budget surplus. High-quality bond prices have benefited little from this announcement. Their yield spreads, the yield differential between a Treasury bond and a non-Treasury bond of similar maturity, have widened as their bond prices failed to keep pace with the Treasury market rally. We view this as a temporary situation. At some point, these higher yield spreads will encourage investors to switch a portion of their Treasury holdings into these other sectors. We recently did some of this sector reallocation by switching a portion of our nine-year Treasury strips into ten-year FNMA agency debt. We increased our yield by approximately 80 basis points (there are 100 basis points in one percentage point) while reducing our duration by three years. The result is more yield with less principal volatility risk.

     Corporate debt spreads are widening in both the investment grade and high-yield sectors. In addition to the reason cited above, there are growing fears of corporate event risk and bond fund redemptions. Corporations are leveraging their balance sheets in order to repurchase stock. Furthermore, many of these company's share prices have not participated in the stock market rally of the last two years and, thus, there is a growing fear that these companies could be taken over or possibly consider completing a leveraged buyout. In either case, the bondholder may suffer a rating agency downgrade due to increased balance sheet leverage. High-yield bond spreads have widened because of bond fund redemptions. These funds are losing assets as investors are attracted to the excitement of the stock market--especially technology stocks. These trends are starting to impact the less than investment grade portion of your Fund. Subsequent to March 31, we were able to reduce a portion of our Michaels convertible bond holding because of the positive impact from the underlying stock's rally. The liquidity raised will provide us flexibility to take advantage of this yield-widening trend. In some cases, we are witnessing yield levels that have not been seen since 1990--the last major "bear" market in high-yield bonds.

     Finally, we would like to make a few brief comments about future Federal Reserve interest-rate policy. Since June of last year, the Fed has raised short-term interest rates 125 basis points. We still believe that this is not enough to slow the economy materially. Other than for a few selected areas of the economy, yields are not much higher than where they were three years ago, when the economy was experiencing robust growth. With Asia's recovery, U.S. export growth will likely accelerate and add to domestic economic growth. We believe that the Fed will raise the Fed Fund's rate another fifty basis points this year. With a flat yield curve, these increases should negatively impact longer-term rates to some degree. This has typically been the outcome in earlier flat yield curve periods. We believe the longer-term securities that we have purchased compensate us for this potential risk through their high yields. A major caveat to this expectation is the status of the stock market. Should the recent decline continue, this may temper the Fed's interest rate policy because of the potentially negative impact it might have on the economy. We are hopeful that this uncertainty will create more attractive investment opportunities.

     In closing, we thank you for your investment and continued support.

Respectfully submitted,



/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President & Chief Investment Officer

April 21, 2000

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2000


                                                                 Principal
                                                                   Amount
                                                                   ------
NET PURCHASES


NON-CONVERTIBLE BONDS & DEBENTURES

Federal National Mortgage Association  --7 1/4% 2010 (1).........$ 6,000,000
Government National Mortgage Association (Z) --7 1/2% 2029 (1)...$ 9,169,807
Green Tree Financial Corporation --7.3% 2027 (1).................$ 9,966,753
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007..............$ 6,839,440


CONVERTIBLE DEBENTURES

CKE Restaurants, Inc.--4 1/4% 2004...............................$ 5,500,000
Offshore Logistics, Inc.--6% 2003................................$ 5,000,000



NET SALES

NON-CONVERTIBLE BONDS & DEBENTURES

Federal Home Loan Mortgage Corporation --5.85% 2017 (2)..........$ 9,110,870
Federal National Mortgage Association (IO) --6% 2027 (2).........$38,536,034
Federal National Mortgage Association (IO) --6% 2028 (2).........$23,765,747
Federal National Mortgage Association --5.16% 2022 (2)...........$18,500,000
Green Tree Financial Corporation --7 1/4% 2005 (2)...............$ 9,716,854
U.S. Treasury Notes Strip --0% 2009..............................$16,000,000











(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000


                                                                                     Principal
BONDS & DEBENTURES                                                                     Amount              Value
-------------------------------------------------------------------------------     ------------       ------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED AGENCIES -- 28.3%
Federal Home Loan Mortgage Corporation
  --6% 2008....................................................................     $ 26,542,641       $ 24,998,757
  --6% 2009....................................................................       22,316,000         20,921,250
  --7% 2008....................................................................        2,453,541          2,402,170
  --7% 2023....................................................................        5,000,000          4,871,875
  --7 1/2% 2021................................................................          880,878            883,079
  --8 1/2% 2026................................................................        7,385,347          7,599,984
  --10.15% 2006................................................................            9,109              9,112
Federal Home Loan Mortgage Corporation (IO)
  --6 1/2% 2007................................................................        5,913,603            480,711
  --6 1/2% 2020................................................................        1,323,316             67,768
  --6 1/2% 2023................................................................        3,808,338            387,974
  --7% 2020....................................................................        8,000,000            700,000
Federal Home Loan Mortgage Corporation (Z)
  --6 1/2% 2029................................................................        5,508,771          4,506,864
  --7% 2029....................................................................        5,089,573          4,532,902
  --7 1/2% 2026................................................................        6,122,460          5,879,476
Federal National Mortgage Association
  --6 1/2% 2008................................................................        2,851,816          2,769,826
  --7 1/4% 2010................................................................        6,000,000          6,031,875
Federal National Mortgage Association (IO)
  --6 1/2% 2009................................................................        3,596,828            542,053
  --6 1/2% 2020................................................................        4,129,552            335,687
  --7% 2004....................................................................          703,155             88,773
  --7% 2017....................................................................          802,215              6,894
Federal National Mortgage Association (Z)
  --7% 2019....................................................................       13,577,293         12,665,070
  --7% 2024....................................................................       11,939,188         10,909,435
  --7 1/2% 2024................................................................        1,625,021          1,557,990
  --7 1/2% 2030................................................................        1,421,485          1,337,084
Government National Mortgage Association
  --7% 2028....................................................................        9,390,939          9,068,125
  --7 1/2% 2023................................................................          415,044            411,670
Government National Mortgage Association (Z)--7 1/2% 2029......................        9,169,807          8,476,340
Government National Mortgage Association II--8% 2027...........................        3,469,353          3,499,710

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000


                                                                                     Principal
BONDS & DEBENTURES--CONTINUED                                                          Amount              Value
-------------------------------------------------------------------------------     ------------       ------------
Government National Mortgage Association (MH)
  --8 1/4% 2006-7..............................................................     $    285,916       $    287,702
  --8 3/4% 2006................................................................          683,507            704,011
  --8 3/4% 2011................................................................          769,907            779,529
  --9% 2010....................................................................          463,034            472,005
  --9% 2011....................................................................        1,118,323          1,139,992
  --9 1/4% 2010-11.............................................................          778,066            793,628
  --9 3/4% 2005-6..............................................................        1,606,733          1,651,921
  --9 3/4% 2012-13.............................................................          668,892            687,705
Government National Mortgage Association (PL)--10 1/4% 2017....................          889,128            914,691
                                                                                                       ------------
                                                                                                       $143,373,638
                                                                                                       ------------
U.S. GOVERNMENT -- 43.7%
U.S. Treasury Inflation-Indexed Notes--3 3/8% 2007.............................     $221,459,680       $213,016,530
U.S. Treasury Notes Strip--0% 2009.............................................       15,000,000          8,351,400
                                                                                                       ------------
                                                                                                       $221,367,930
                                                                                                       ------------
TOTAL U.S. GOVERNMENT & AGENCIES-- 72.0%......................................                         $364,741,568
                                                                                                       ------------

MORTGAGE BONDS
ASSET-BACKED -- 4.2%
Green Tree Financial Corporation
  --7.3% 2027..................................................................     $  9,966,753       $  8,418,792
  --7 3/4% 2029................................................................          998,188            847,212
  --7.77% 2029.................................................................        5,500,000          4,992,969
  --8% 2030....................................................................        2,929,526          2,778,471
  --8.44% 2030.................................................................        4,700,000          4,197,687
                                                                                                       ------------
                                                                                                       $ 21,235,131
                                                                                                       ------------
MORTGAGE-BACKED -- 1.1%
DLJ Mortgage Acceptance Corp. (Series 1997-E Class B)
  --7.5481% 2026*..............................................................     $  4,919,699       $  3,558,133
First Financial Mortgage Trust (Series 9 Class A4)
  --5.8% 2008..................................................................          826,156            815,570
Norwest Asset Securities Corp. (Series 1999-13 Class A "Z")
  --6 3/4% 2029................................................................        1,361,411          1,122,739
                                                                                                       ------------
                                                                                                       $  5,496,442
                                                                                                       ------------
TOTAL MORTGAGE BONDS-- 5.3%....................................................                        $ 26,731,573
                                                                                                       ------------

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2000

                                                                                     Shares or
                                                                                     Principal
BONDS & DEBENTURES--CONTINUED                                                          Amount              Value
-------------------------------------------------------------------------------     ------------       ------------
CORPORATE BONDS & DEBENTURES -- 6.1%
Advantica Restaurant Group, Inc.--11 1/4% 2008.................................     $ 10,928,038       $  7,540,346
Oregon Steel Mills, Inc.--11% 2003.............................................       13,350,000         12,549,000
Riviera Holdings Corp.--10% 2004...............................................        3,034,000          2,700,260
Trump Atlantic City Associates--11 1/4% 2006...................................       12,400,000          8,122,000
                                                                                                       ------------
                                                                                                       $ 30,911,606
                                                                                                       ------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES-- 83.4%...............................                        $422,384,747
CONVERTIBLE BONDS & DEBENTURES -- 12.3%                                                                ------------
Centertrust Retail Properties, Inc.
  --7 1/2% 2001 (Class A)......................................................     $  5,558,000       $  5,134,202
  --7 1/2% 2001 (Class B)......................................................        6,150,000          5,627,250
Charming Shoppes, Inc.--7 1/2% 2006............................................        7,000,000          6,650,000
CKE Restaurants, Inc.--4 1/4% 2004.............................................       17,500,000          9,100,000
DRS Technologies, Inc.--9% 2003................................................        2,000,000          2,220,000
HomeBase, Inc.--5 1/4% 2004....................................................        8,602,000          4,301,000
Michaels Stores, Inc.--6 3/4% 2003.............................................       15,000,000         16,725,000
Offshore Logistics, Inc.--6% 2003..............................................        7,000,000          6,142,500
Quantum Health Resources, Inc.--4 3/4% 2000....................................        1,000,000            910,000
Read-Rite Corporation--10% 2004................................................        5,027,000          5,316,053
                                                                                                       ------------
                                                                                                       $ 62,126,005
                                                                                                       ------------
PREFERRED AND COMMON STOCK -- 0.6%
Crown American Realty Trust (Preferred)........................................           78,500       $  2,914,312
Read-Rite Corporation (Common).................................................           57,473            269,405
                                                                                                       ------------
                                                                                                       $  3,183,717
                                                                                                       ------------
TOTAL INVESTMENT SECURITIES -- 96.3% (Cost $502,688,591)                                               $487,694,469
                                                                                                       ------------

SHORT-TERM INVESTMENTS -- 2.6% (Cost $13,199,685)
American Express Credit Corporation--6.2% 4/3/00...............................     $  4,942,000       $  4,940,298
General Electric Capital Corporation--5.95% 4/3/00.............................        3,161,000          3,159,955
General Electric Capital Services, Inc.--6.04% 4/4/00..........................        5,102,000          5,099,432
                                                                                                       ------------
                                                                                                       $ 13,199,685
                                                                                                       ------------
TOTAL INVESTMENTS-- 98.9% (Cost $515,888,276)..................................                        $500,894,154
Other assets and liabilities, net-- 1.1%.......................................                           5,366,828
                                                                                                       ------------
TOTAL NET ASSETS-- 100%........................................................                        $506,260,982
                                                                                                       ============

* Restricted security purchased on September 8, 1997 without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. This restricted security constituted 0.7% of total net assets at March 31, 2000.

See notes to financial statements.

                                STATEMENT OF ASSETS AND LIABILITIES
                                            March 31, 2000

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $502,688,591)...........................................     $487,694,469
    Short-term investments-- at cost plus interest earned
      (maturities of 60 days or less)..........................................       13,199,685       $500,894,154
                                                                                    ------------
  Cash.........................................................................                                 825
  Receivable for:
    Interest...................................................................     $  5,151,573
    Capital Stock sold.........................................................        1,560,768
    Investment securities sold.................................................          419,867          7,132,208
                                                                                    ------------  -----------------
                                                                                                       $508,027,187


LIABILITIES
  Payable for:
    Capital Stock repurchased..................................................     $  1,419,663
    Advisory fees..............................................................          213,343
    Accrued expenses and other liabilities.....................................          133,199          1,766,205
                                                                                    ------------          ---------

NET ASSETS.....................................................................                        $506,260,982
                                                                                                       ------------
                                                                                                       ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 47,704,956 shares..........................                        $    477,050
  Additional Paid-in Capital...................................................                         514,636,272
  Accumulated net realized loss on investments.................................                          (3,340,375)
  Undistributed net investment income..........................................                           9,482,157
  Unrealized depreciation of investments.......................................                         (14,994,122)
                                                                                                       ------------
  NET ASSETS...................................................................                        $506,260,982
                                                                                                       ============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)..................................                        $      10.61
                                                                                                       ============
  Maximum offering price per share
   (100/95.5 of per share net asset value).....................................                        $      11.11
                                                                                                       ============


See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended March 31, 2000

INVESTMENT INCOME
    Interest ..................................................................                    $   18,830,708
    Dividends .................................................................                           227,635
                                                                                                   --------------
                                                                                                   $   19,058,343

EXPENSES
    Advisory fees..............................................................  $    1,292,225
    Transfer agent fees and expenses...........................................         119,453
    Reports to shareholders....................................................          30,487
    Custodian fees and expenses................................................          27,609
    Registration fees..........................................................          18,821
    Directors' fees and expenses...............................................          17,984
    Postage....................................................................          16,302
    Audit fees.................................................................          13,213
    Legal fees.................................................................          12,365
    Insurance..................................................................           5,297
    Other expenses.............................................................          16,602         1,570,358
                                                                                 --------------    --------------
            Net investment income..............................................                    $   17,487,985
                                                                                                   --------------

NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)...............  $   101,144,563
    Cost of investment securities sold.........................................      104,295,956
                                                                                 ---------------
        Net realized loss on investments.......................................                    $   (3,151,393)

Unrealized depreciation of investments:
    Unrealized depreciation at beginning of period.............................  $   (14,317,783)
    Unrealized depreciation at end of period...................................      (14,994,122)
                                                                                 ---------------
        Change in unrealized depreciation of investments.......................                          (676,339)
                                                                                                   --------------
            Net realized and unrealized loss on investments....................                    $   (3,827,732)
                                                                                                   --------------


NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS..............................................................                    $   13,660,253
                                                                                                   ==============




See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                            Six Months Ended                      Year Ended
                                                              March 31, 2000                  September 30, 1999
                                                    ------------------------------  ---------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income............................ $  17,487,985                     $   36,332,800
  Net realized gain (loss) on investments..........    (3,151,393)                         4,763,524
  Change in unrealized
    appreciation of investments....................      (676,339)                       (19,635,007)
                                                    -------------                     ---------------
Increase in net assets resulting
  from operations..................................                   $ 13,660,253                      $ 21,461,317
Distributions to shareholders from:
  Net investment income............................ $ (17,268,796)                    $  (37,467,415)
  Net realized capital gains.......................    (4,441,863)     (21,710,659)       (3,215,415)    (40,682,830)
                                                    ----------------                  --------------
Capital Stock transactions:
  Proceeds from Capital Stock sold................. $  71,501,256                     $  127,033,525
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions.................    18,501,956                         35,025,699
  Cost of Capital Stock repurchased................  (106,825,309)     (16,822,097)     (227,450,554)    (65,391,330)
                                                    ----------------  ------------    --------------    ------------
Total decrease in net assets.......................                   $(24,872,503)                    $ (84,612,843)

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $9,262,968 and $10,397,583....................                    531,133,485                       615,746,328
                                                                      ------------                      ------------
End of period, including
  undistributed net investment income
  of $9,482,157 and $9,262,968.....................                   $506,260,982                     $ 531,133,485
                                                                      ============                     =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                      6,820,822                        11,732,265
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions................................                      1,780,968                         3,253,664
Shares of Capital Stock repurchased................                    (10,221,174)                      (20,998,240)
                                                                   ---------------                   ---------------
Decrease in Capital
 Stock outstanding.................................                     (1,619,384)                       (6,012,311)
                                                                      ============                     =============




See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           Six
                                                         Months
                                                          Ended
                                                          March
                                                           31,              Year Ended September 30,
                                                                  ----------------------------------------------
                                                          2000      1999      1998      1997       1996      1995
                                                         ------    ------    ------    ------     ------    ------
Per share operating performance:
Net asset value at beginning of period...............    $10.77    $11.13    $11.24    $10.97     $11.05    $10.52
                                                         ------    ------    ------    ------     ------    ------
Income from investment operations:
  Net investment income..............................    $ 0.36    $ 0.71    $ 0.67    $ 0.68     $ 0.68    $ 0.67
  Net realized and unrealized gain (loss) on
    investment securities............................     (0.08)    (0.30)    (0.10)     0.32       0.06      0.55
                                                         ------    ------    ------    ------     ------    ------
Total from investment operations.....................    $ 0.28    $ 0.41    $ 0.57    $ 1.00     $ 0.74    $ 1.22
                                                         ------    ------    ------    ------     ------    ------
Less distributions:
  Dividends from net investment income...............    $(0.35)   $(0.71)   $(0.66)   $(0.68)    $(0.66)   $(0.69)
  Distributions from net realized
    capital gains....................................     (0.09)    (0.06)    (0.02)    (0.05)     (0.16)      --
                                                         ------    ------    ------    ------     ------    ------
  Total distributions................................    $(0.44)   $(0.77)   $(0.68)   $(0.73)    $(0.82)   $(0.69)
                                                         ------    ------    ------    ------     ------    ------
Net asset value at end of period.....................    $10.61    $10.77    $11.13    $11.24     $10.97    $11.05
                                                         ======    ======    ======    ======     ======    ======

Total investment return*.............................     2.73%     3.87%     5.24%     9.54%      7.00%     12.14%
Ratios/supplemental data:

Net assets at end of period (in $000's)..............   506,261    531,133   615,746   529,574    338,297   207,018
Ratio of expenses to average net assets..............     0.61%+     0.60%     0.59%     0.59%      0.63%     0.68%
Ratio of net investment income to
  average net assets+................................    6.81%+      6.43%     6.06%     6.37%      6.44%     6.50%
Portfolio turnover rate+.............................      25%+        24%       47%       29%        16%       31%


* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2000 is not annualized.

+   Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $64,007,199 for the six months ended March 31, 2000. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at March 31, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2000 for federal income tax purposes was $9,040,894 and $24,035,016, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
          AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2000

     For the six months ended March 31, 2000, the Fund paid aggregate fees of $17,696 to the four Directors who were not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $26,973 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On March 31, 2000, the Board of Directors declared a dividend from net investment income of $0.17 per share payable April 7, 2000 to shareholders of record on March 31, 2000. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 3, 2000.

--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman
DeWayne W. Moore
Alfred E. Osborne, Jr.
Lawrence J. Sheehan

OFFICERS

Robert L. Rodriguez, PRESIDENT AND
    CHIEF INVESTMENT OFFICER
Eric S. Ende, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000



--------------------------------------------------------------------------------
IMPORTANT - CHANGES THAT MAY AFFECT YOUR ACCOUNT

In response to your suggestions and feedback, we have made changes to the Fund's telephone redemption procedures. The telephone redemption privileges have been expanded to allow redemption checks to be mailed directly to their address of record for shareholders who have already authorized this option. The ability to have redemptions sent directly to your bank is also still available. If you do not wish to participate in this new option, please write to us and we will remove the authorization. Please note that we will not mail any telephone redemption checks to your address of record if it was changed within the prior 30 days. We hope that these changes will simplify your experience with us.
--------------------------------------------------------------------------------

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

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